UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

PROPHASE LABS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials:

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(2)	Form, Schedule or Registration Statement No.:

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April 18, 2018

Dear Stockholder:

You are cordially invited to attend ProPhase Labs, Inc.’s Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, May 23, 2018, at 4:00 p.m. Eastern Time, at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022. The meeting will start promptly at 4:00 p.m.

Whether or not you plan to attend the Annual Meeting in person, your vote is important. Please complete, date, sign and return the enclosed proxy or voting instruction form. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a bank, broker or similar institution and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of 2018 Annual Meeting of Stockholders and Proxy Statement.

Very truly yours,

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, PA 18901

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

to be held May 23, 2018

TO THE STOCKHOLDERS OF PROPHASE LABS, INC.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of ProPhase Labs, Inc. (the “Company”), a Delaware corporation, will be held at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on Wednesday, May 23, 2018, at 4:00 p.m., Eastern Time, for the following purposes:

(1)	To elect as directors the four nominees named in the proxy statement to serve as our board of directors for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

(2)	To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)	To consider and act upon a proposal to approve the Amended and Restated 2010 Equity Compensation Plan;

(4)	To consider and act upon a proposal to approve the Amended and Restated 2010 Directors’ Equity Compensation Plan; and

(5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS DESCRIBED ABOVE AND IN THE ACCOMPANYING PROXY STATEMENT.

The record date for the Annual Meeting is April 16, 2018. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

Doylestown, PA

April 18, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 23, 2018

The Notice of 2018 Annual Meeting of Stockholders, Proxy Statement and 2017 annual report to stockholders are available at:

http://www.astproxyportal.com/ast/07814

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, PA 18901

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
to be held May 23, 2018

ProPhase Labs, Inc.

621 N. Shady Retreat Road

Doylestown, PA 18901

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE 2018 ANNUAL MEETING OF STOCKHOLDERS

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of ProPhase Labs, Inc. (the “Company,” “we,” “our,” or “us,” as the context requires) is providing this proxy statement (this “Proxy Statement”) to solicit your proxy in connection with the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on Wednesday, May 23, 2018, at 4:00 p.m., Eastern Time. The Board is requesting your vote on the proposals described in this Proxy Statement. This Proxy Statement and the accompanying proxy card, or voting instruction form, as applicable, are being mailed to stockholders on or about April 23, 2018.

Q:	Who is soliciting the proxies?

A:	We are soliciting proxies in the form enclosed on behalf of the Board. Our Board has selected the persons named on the enclosed proxy card (the “Named Proxies”) to vote all shares for which the Company has been appointed to act as proxy at the Annual Meeting. The Named Proxies will vote any properly executed proxy, if received in time and not revoked, at the Annual Meeting in accordance with your directions. The Named Proxies will vote any signed proxy that fails to specify a choice on any proposal to be acted upon at the Annual Meeting in accordance with the Board’s voting recommendations (as described below in “What are the Board’s voting recommendations?”), and, in the Named Proxies’ discretion, FOR or AGAINST such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:	What information is contained in these materials?

A:	This Proxy Statement contains information related to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of the Company’s executive officers and directors, and other required information. We have also enclosed for your review the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017 (the “2017 Annual Report”), which contains financial and other information about our business during our last fiscal year.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are four matters on which a vote is scheduled at the Annual Meeting:

●	The election of the four director nominees named in this Proxy Statement to the Board (Proposal 1);

●	The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 2);

●	The approval of the Amended and Restated 2010 Equity Compensation Plan (Proposal 3); and

●	The approval of the Amended and Restated 2010 Directors’ Equity Compensation Plan (Proposal 4).

We will also consider and vote upon any other business properly brought before the Annual Meeting, or any adjournment or postponement thereof. However, our Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the meeting.

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Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

●	FOR the election of each of the four director nominees named in this Proxy Statement to the Board (Proposal 1);

●	FOR the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 2);

●	FOR the approval of the Amended and Restated 2010 Equity Compensation Plan (Proposal 3); and

●	FOR the approval of the Amended and Restated 2010 Directors’ Equity Compensation Plan (Proposal 4).

Q:	What shares may I vote?

A:	You may vote all shares of the Company’s Common Stock, par value $0.0005 per share (“Common Stock”), that you owned as of the close of business on April 16, 2018 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker, or similar institution at the close of business on the Record Date.

Each share of Common Stock is entitled to one vote. On the Record Date, there were 11,129,892 shares of Common Stock issued and outstanding. There was no other class of voting securities of the Company outstanding on the Record Date.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Company stockholders hold their shares through a bank, broker or similar institution rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to vote your shares in person at the Annual Meeting or grant a proxy to vote your shares to the Company or any other person who will appear in person at the Annual Meeting, and any adjournment and postponement thereof, and vote your shares on your behalf. Stockholders of record are requested to complete, date, sign and return (in the prepaid envelope provided for this purpose) the enclosed form of proxy for your shares, giving the Company the right to vote your shares for you at the Annual Meeting, as you direct.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or similar institution, you are considered the beneficial owner of shares held in street name, and your bank, broker or nominee is forwarding these proxy materials to you. Your bank, broker, or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting. Your bank, broker, or nominee has enclosed a voting instruction form for you to use.

Q:	May I attend the Annual Meeting in person?

A:	You are invited to attend the Annual Meeting and we encourage all stockholders of the Company to attend the Annual Meeting.

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All stockholders attending the Annual Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the meeting. By attending the Annual Meeting, stockholders agree to abide by the agenda and procedures for the Annual Meeting, copies of which will be distributed to attendees at the meeting.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card. Voting in person at the Annual Meeting will revoke any proxy you submitted earlier.

If you are the beneficial owner of shares held in street name and your bank, broker, or nominee is forwarding these proxy materials to you, you may vote the shares in person at the Annual Meeting only if you have obtained a signed proxy from your bank, broker, or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your bank, broker, or other nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction form included by your broker or nominee.

By Mail—You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction form provided by your bank, broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct at the Annual Meeting. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

On the Internet—If you hold your shares in street name and the firm that holds your shares offers online voting, your broker voting instruction form will contain instructions on how to vote online. If you vote online, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote online.

By Telephone—If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction form will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote by telephone.

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting.

If you hold your shares directly and returned your proxy by mail, you must (a) provide written notice of revocation to the Secretary of the Company, (b) timely deliver a valid, later-dated proxy, or (c) vote in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Secretary of the Company before the Annual Meeting or you vote at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Annual Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

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Q:	How are votes counted?

A:	For Proposal 1 (the election of directors), you may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or “FOR ALL EXCEPT” one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors (Proposal 1) and will not affect the results of that vote.

For Proposal 2 (the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2018), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 3 (the approval of the Amended and Restated 2010 Equity Compensation Plan), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 4 (the approval of the Amended and Restated 2010 Directors’ Equity Compensation Plan), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote your shares in accordance with the recommendations of the board of directors.

If you are a beneficial owner and you have not provided voting instructions to your broker, your broker may exercise discretion to vote your shares only with respect to the ratification of our independent registered public accounting firm (Proposal 2). Your broker does not have discretionary authority to vote your shares in the election of directors (Proposal 1), the proposal to approve the Amended and Restated 2010 Equity Compensation Plan (Proposal 3) or the proposal to approve the Amended and Restated 2010 Directors’ Equity Compensation Plan (Proposal 4), resulting in “broker-non-votes” with respect to these proposals. See “What is a broker non-vote?” for more information.

Q:	What is the quorum requirement for the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares of Common Stock and entitled to vote (the “Shares”). The Shares may be present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors (Proposal 1), the four nominees for director who receive the highest number of votes “FOR” their election will be elected as directors. This is called a plurality vote.

Approval of the ratification of our independent registered public accounting firm (Proposal 2), the proposal to approve the Amended and Restated 2010 Equity Compensation Plan (Proposal 3) and the proposal to approve the Amended and Restated 2010 Directors’ Equity Compensation Plan (Proposal 4) will each require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

In each case, a quorum must be present at the Annual Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:	If an executed proxy card or voting instruction form is returned and the stockholder has explicitly abstained from voting on any proposal, the Shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of any proposal.

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Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of our independent registered public accounting firm (Proposal 2). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), the proposal to approve the Amended and Restated 2010 Equity Compensation Plan (Proposal 3) or the proposal to approve the Amended and Restated 2010 Directors’ Equity Compensation Plan (Proposal 4). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1, Proposal 3 or Proposal 4.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the proposals.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:	It means your Shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy cards and voting instruction forms you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

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PROPOSAL 1 - ELECTION OF BOARD OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The directors are elected by a plurality of the votes cast by stockholders. The Company’s bylaws state that the number of directors constituting the entire Board will be determined by resolution of the Board. The number of directors currently fixed by the Board is four.

No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board and not marked to vote against or to withhold authority to vote for any individual director will be voted “FOR” the election of each of the nominees named below (unless one or more nominees becomes unable or unwilling to serve). All of the nominees have indicated their willingness to serve if elected, but if any should become unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board. No nominations for directors were received from stockholders and no other candidates are eligible for election as directors at the Annual Meeting.

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the five nominees for election to the Board:

Name	Position	Age	Initial Year in Office
Ted Karkus	Chairman of the Board and Chief Executive Officer	58	2009
Jason Barr	Director	38	2015
Mark Burnett	Director	58	2009
Louis Gleckel, MD	Director	62	2009

TED KARKUS has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was formerly the managing member of Forrester Financial, LLC, a management consulting firm founded by Mr. Karkus in 2001. Forrester Financial LLC provided a wide range of services to emerging-growth companies, including the structuring and raising of working capital as well as assisting management in developing operational, marketing and financial strategies. Mr. Karkus was instrumental in assisting the turnaround of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GlaxoSmithKline plc for over $1.4 billion. Mr. Karkus has twenty-five years of experience in securities and capital markets including two years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities, and four years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

Mr. Karkus brings extensive financial structuring as well as operational and marketing strategy experience to our Board, including successful restructuring and turn-around scenarios in the pharmaceutical industry. These skills, as well as Mr. Karkus’ experience as our Chairman and Chief Executive Officer, along with his deep knowledge of and genuine interest in our Company, management skills and business savvy, and his performance as a Board member of the Company, led the Board to conclude that he should be nominated to serve another term as a director.

JASON M. BARR has been a member of our Board since June 2015 and currently serves as a member of the Governance and Nominating Committee and as the chairman of the Compensation Committee. Mr. Barr is the Vice President, Corporate Counsel at Toys R. Us, Inc., the global toys and baby products retailer, and has served in this role since February 2018. He previously was the Senior Vice President, Chief Legal Officer and Corporate Secretary of LiveStyle, Inc. (f/k/a SFX Entertainment, Inc.), a global live events and media company, from March 2016 to October 2017, and since August 2013 served in various roles including Senior Deputy General Counsel and Senior Vice President. Prior to his role at LiveStyle, Mr. Barr was a corporate and securities attorney at Reed Smith LLP in New York City, from 2007 to 2013, where he represented LiveStyle in its formation and initial public offering and served as the Company’s outside counsel for approximately two years. He has served since December 2015 as a member of the board of directors of Susquehanna Polling & Research, Inc. (SP&R), a business offering research design, execution, and analysis services to businesses, trade associations, hospitals, PR agencies, nonprofits, media groups, and political campaigns across the United States. Mr. Barr graduated from Suffolk University Law School in 2007 and received his bachelor’s degree from Dickinson College in 2002.

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Mr. Barr brings to our Board knowledge and expertise with corporate finance, commercial law, risk management, litigation and regulatory matters including reporting compliance with the Securities and Exchange Commission (the “SEC”), corporate governance, and mergers and acquisitions. This legal background, business experience, independence, and his knowledge of the Company from his experience as its counsel, and his performance as a Board member, chairman of the Compensation Committee and member of the Governance and Nominating Committee, led the Board to conclude that he should be nominated to serve as a director.

MARK BURNETT has been a member of our Board since June 2009 and currently serves as a member of our Compensation Committee and chairman of the Audit Committee. Mr. Burnett is the Executive Vice President and Chief Executive Officer for MercBloc, LLC, which he co-founded in 2007. MercBloc, LLC is a financial services administrator that has raised more than $500 million for investment from over 70 high net-worth individuals. Mr. Burnett is also the managing member of Fuse Capital, LLC, which is a private securities trading and investment company. He is also the founder and managing member of nTech5, LLC, a company dedicated to sales in the media communications services industry. Since 1996, Mr. Burnett has also been in the business of building residential homes in the Nassau County region of Long Island, New York. For over 25 years, he has maintained a seat on the New York Mercantile Exchange, having started his career trading heating oil and crude oil futures contracts. Mr. Burnett graduated from the State University of New York at Stony Brook in 1981.

Mr. Burnett brings to our Board financial expertise including financial structuring, capital raising and investment experience as well as experience in running a company. This financial background, business experience, independence, and his performance as a Board member and the chairman of the Audit Committee and member of the Compensation Committee, led the Board to conclude that he should be nominated to serve another term as a director.

LOUIS GLECKEL, MD, has been a member of our Board since June 2009 and currently serves as a member of our Compensation Committee and chairman of our Governance and Nominating Committee. In 1997, Dr. Gleckel co-founded ProHealth Care Associates, a comprehensive state of the art multi-specialty physician group practice with offices in Long Island and Bronx, New York. At ProHealth, he is the Division Chief of Cardiology and Internal Medicine specializing in Preventative Cardiology, Metabolic Syndrome and Internal Medicine with particular emphasis on high-risk patients with complications from diabetes and heart disease. He was named to New York Magazine’s Best Doctors list for three years, New York Metro Area Best Doctors list for fourteen years and the 2008 Nassau County Best Doctors list. For over ten years Dr. Gleckel has been a team physician for the New York Jets and New York Islanders as well as for the tennis players at the US Open. Dr. Gleckel also served as Chairman of the Board of Invicta Corporation, a development stage company that designed, manufactured and marketed photochromic eyeglass lenses, for approximately four years until his resignation in February 2005.

Dr. Gleckel brings to the Board extensive knowledge of the medical, pharmaceutical and related industries as a distinguished doctor, as well as experience in successful business development and board service. This experience, as well as his independence and his performance as a Board member, member of our Compensation Committee, and chairman of our Governance and Nominating Committee, led the Board to conclude that he should be nominated to serve another term as a director.

Required Vote

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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Corporate Governance

Director Independence

As required by Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable Nasdaq listing standards.

Based on these standards, upon the recommendation of our Governance and Nominating Committee, the Board has affirmatively determined that each of our current non-employee directors is “independent,” as defined by the applicable listing standards of Nasdaq. Thus, three of our four current directors are independent under the listing standards of Nasdaq. Mr. Karkus is not considered independent because he is an employee of the Company.

Our independent directors have executive sessions at which only independent directors are present in connection with regularly scheduled board meetings, and no less than twice a year.

Board of Directors Leadership Structure

Our governance structure combines the roles of principal executive officer and Board Chairman. Mr. Karkus has served as both Chairman and Chief Executive Officer of the Company since June 2009. The Board believes there are important advantages to Mr. Karkus serving in both roles at this time, and may revisit this structure at its discretion in the future. Mr. Karkus is the director most familiar with our Company’s business and industry and is best situated to propose the Board’s agendas and lead Board discussions on important matters. Mr. Karkus provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing the Company to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Risk Oversight

Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and through delegation to the Audit Committee. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

In addition, our Board monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee Charter gives the Audit Committee responsibilities and duties that include discussing with management, the internal audit department and the independent registered public accounting firm, our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Pursuant to the Audit Committee Charter, such discussions should also include our exposure to counterparties or other institutions which we believe are at risk of significant financial distress.

Committees of the Board of Directors

The Board has established three committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee (the “Nominating Committee”).

Audit Committee

The current members of the Audit Committee are Mark Burnett, Jason Barr and Louis Gleckel. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Burnett serves as Chairman of the Audit Committee. The Board has determined that all of the current members of the Audit Committee meet the independence requirements of the Nasdaq listing standards and that Mr. Burnett qualifies as an “audit committee financial expert” as defined by the rules of the SEC. Additionally, our Board has affirmatively determined that each of Mark Burnett, Jason Barr and Louis Gleckel is “independent” as defined by the applicable SEC rules regarding audit committee independence.

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The Audit Committee reviews, analyzes and makes recommendations to the Board with respect to the Company’s accounting policies, internal controls and financial statements, consults with the Company’s independent registered public accountants, and reviews filings containing financial information of the Company to be made with the SEC.

The Audit Committee met six times during 2017. The Audit Committee operates under a written charter adopted by the Board which is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Audit Committee Charter.”

Compensation Committee

The members of the Compensation Committee are Jason Barr, Mark Burnett and Louis Gleckel. Mr. Barr serves as chairman of the Compensation Committee. The Board has determined that the Compensation Committee consists entirely of directors who meet the independence requirements of the Nasdaq listing standards for Compensation Committee members.

The Compensation Committee reviews and approves the salary and all other compensation of officers of the Company, including non-cash benefits, incentive-based awards and equity-based awards. The Compensation Committee also administers the Company’s Amended and Restated 2010 Equity Compensation Plan and the 2010 Directors’ Equity Compensation Plan. The Compensation Committee may form subcommittees and delegate authority to such subcommittees or to one or more of its members when appropriate. The Compensation Committee has the authority to engage consultants.

The Compensation Committee met four times during 2017. The Compensation Committee operates under a written charter adopted by the Board which is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Compensation Committee Charter.”

Nominating Committee

The members of the Nominating Committee are Jason Barr, Mark Burnett and Louis Gleckel. Dr. Gleckel serves as chairman of the Nominating Committee. The Board has determined that the Nominating Committee consists entirely of directors who meet the independence requirements of the Nasdaq listing standards.

The Nominating Committee is responsible for developing and recommending criteria for selecting new directors and oversees evaluations of the Board and committees of the Board. The Nominating Committee has the responsibility to oversee the Company’s Corporate Governance Guidelines and propose changes to such guidelines from time to time as may be appropriate.

The Nominating Committee met two times during 2017. The Nominating Committee operates under a written charter adopted by the Board which is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Governance and Nominating Committee Charter.”

Meetings of the Board of Directors in 2017

For the fiscal year ended December 31, 2017, there were 11 meetings of the Board. Each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he served.

The independent members of the Board met in executive session twice during 2017.

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Stockholders. All four of the directors attended the 2017 Annual Meeting of Stockholders in person.

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Director Nominations

In selecting candidates for appointment or re-election to the board of directors, the Nominating Committee considers the following criteria:

●	Personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community.

●	Experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, educational, or large not-for-profit organizations. The Nominating Committee may also seek directors who are widely recognized as leaders in the fields of medicine or the biological sciences and manufacturing or business generally, including those who have received awards and honors in their field.

●	Financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance.

●	Possess the fundamental qualities of intelligence, perceptiveness, fairness, and responsibility.

●	Ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments.

●	A genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director.

●	No conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders.

●	Current ownership of Common Stock of the Company, or a willingness to acquire shares of Common Stock, to further align the interests of non-employee directors with the interests of the Company’s stockholders.

Directors should have varied educational and professional experiences and backgrounds that, collectively, provide meaningful guidance and counsel to management. Diversity of background, including gender, race, ethnic or national origin, age, and experience in business, government, education, international experience and other areas relevant to the Company’s business are factors considered in the selection process. As a company, we are committed to creating and sustaining a culture of inclusion and fairness. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under applicable Nasdaq rules and that at least one of them qualifies as an “audit committee financial expert” under the applicable SEC rules.

The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations must be submitted to the Nominating Committee in accordance with Article 2.15 of the Company’s Bylaws to the Secretary at the Company’s principal executive office. For a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must provide timely notice and certain information about the stockholder and the nominee. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, not later than the tenth (10th) day following the day on which public disclosure (as defined in Article 2.15 of the Bylaws) of the date of such annual meeting was first made.

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Information must be provided for (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is acting in concert. Each such person must provide (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

In addition, each director nominee must provide the same information, as well as all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any nominating stockholder, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is acting in concert, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such nominating stockholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and a completed and signed questionnaire, provided by the Company’s Secretary relating to any voting commitments. The Company may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

Governance Policies and Procedures

Code of Conduct

We have adopted a code of conduct that applies to all members of our Board and all employees of the Company, including our principal executive officer, principal financial officer and other senior financial officers. The Code of Conduct is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Code of Conduct.” We have not granted any waivers under this policy to any of our directors or executive officers. Any waiver will be disclosed in accordance with Nasdaq requirements.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to promote effective governance of the Company. The Corporate Governance Guidelines are available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Governance Overview.”

Whistleblower Policy

The Company has established a whistleblower policy by which confidential complaints may be raised anonymously within the Company. Employees that wish to submit complaints confidentially should submit an anonymous written complaint directly to Compliance Officer, Mark Burnett. Complaints submitted through this confidential process that involve the Company’s accounting, auditing, and internal auditing controls and disclosure practices will be presented to the Audit Committee. The policy is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Whistleblower Policy”.

Insider Trading Policy

The Company maintains an insider trading policy that provides that the Company’s personnel may not buy, sell or engage in other transactions in the Company’s stock while aware of material non-public information and that restricts trading in Company securities for a limited group of Company employees (including executive officers and directors) to defined window periods that follow our quarterly earnings releases. The policy is available on our website at www.ProPhaseLabs.com under “Investor Relations — Corporate Governance and Policies — Securities Trades.”

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Procedures for Contacting Directors

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board by writing to such director(s) or to the whole Board, care of the Corporate Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, PA 18901. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Certain Relationships and Related Transactions

In accordance with the terms of the charter of our Audit Committee, the Audit Committee must review and approve the terms and conditions of all related party transactions. “Related party transactions,” as described in Item 404(a) of Regulation S-K promulgated by the SEC generally refer to any transaction, arrangement or other relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years (which was $234,817), and in which any director, executive officer or holder of more than five percent (5%) of our voting securities (or affiliates or immediate family members of such persons) had or will have a material interest.

Except as described below, there have been no related party transactions since January 1, 2016.

On June 13, 2017, the Company purchased an aggregate of 1,061,980 shares of Common Stock from Mark S. Leventhal, a former director of the Company, and other persons and entities associated and/or affiliated with Mr. Leventhal, for $1.75 per share for a total of $1,858,465, pursuant to the terms of stock purchase agreements entered into with each of these sellers.

On September 29, 2017, Ted Karkus, Chairman and Chief Executive Officer, sold 364,950 shares of Common Stock to the Company for an aggregate purchase price of $839,385 through the Company’s tender offer, which was commenced on August 25, 2017 and expired on September 25, 2017 (the “August 2017 Tender Offer”).

On September 29, 2017, Robert V. Cuddihy, the Company’s former Chief Financial Officer and Chief Operating Officer, sold 358,621 shares of Common Stock to the Company for an aggregate purchase price of $824,828 through the Company’s August 2017 Tender Offer.

On September 29, 2017, BML Investment Partners, L.P., a stockholder who at the time held in excess of 5% of our outstanding shares of Common Stock, sold 1,695,305 shares of Common Stock to the Company for an aggregate purchase price of $3,899,201.50 through the Company’s August 2017 Tender Offer.

On December 21, 2017, Ted Karkus, our Chairman and Chief Executive Officer, sold 424,789 shares of Common Stock to the Company for an aggregate purchase price of $977,015 through the Company’s tender offer, which was commenced on November 20, 2017 and expired on December 18, 2017.

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EXECUTIVE OFFICERS

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the current executive officers of the Company:

Name	Position	Age
Ted Karkus	Chairman of the Board and Chief Executive Officer	58
Monica Brady	Chief Accounting Officer	40

See “Proposal 1 – Election of Board of Directors” for Mr. Karkus’s biography.

MONICA BRADY has served as our Chief Accounting Officer since September 2017. Prior to that, Ms. Brady served as our Director of Finance since 2009.

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EXECUTIVE AND DIRECTOR COMPENSATION

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2017 and 2016 to our Chief Executive Officer, our Chief Accounting Officer and our former Chief Financial Officer and Chief Accounting Officer. We refer to these officers as our “named executive officers.”

Summary Compensation Table (2017 and 2016)

Name and Principal Position	Year	Salary($)	Bonus(1) ($)	Option Awards(2) ($)	All Other Compensation (3)($)	Total($)
Ted Karkus
Chairman of the Board and	2017	675,000	725,000	458,062	25,800	1,883,862
Chief Executive Officer	2016	675,000	150,000	—	25,600	850,600

Monica Brady
Chief Accounting Officer	2017	113,250	60,000	18,428	11,872	203,550

Robert V. Cuddihy, Jr
Former Chief Financial Officer and	2017	247,115	—	—	677,338	924,453
Chief Operating Officer	2016	350,000	75,000	—	25,600	450,600

(1)

For Mr. Karkus, the amount reported for 2017 includes a $650,000 discretionary bonus paid to Mr. Karkus in May 2017 in recognition of his efforts related to the sale of substantially all of the Company’s assets, comprised of the intellectual property and other assets related to the Company’s Cold-EEZE® brand and product line, to Mylan N.V. It also includes a $75,000 discretionary year-end bonus paid to Mr. Karkus in recognition of services rendered in 2017.

Ms. Brady received a $40,000 discretionary bonus in May 2017 in connection with the closing of the sale of the Company’s Cold-EEZE® brand and product line, to Mylan N.V. and a $20,000 discretionary year-end bonus in recognition of services rendered in 2017.

(2)	Represents the aggregate grant date fair value of the option awards granted to Mr. Karkus and Ms. Brady in 2017, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the options awards granted, see Note 6 “Stockholders’ Equity and Stock Compensation” to the financial statements included in our 2017 Annual Report.

(3)

For Mr. Karkus, the amount reported for 2017 includes a $15,000 vehicle allowance and a $10,800 matching contribution in the Company’s 401(k) defined contribution plan.

For Ms. Brady, the amount reported for 2017 includes a $5,000 vehicle allowance and a $6,872 matching contribution in the Company’s 401(k) defined contribution plan.

For Mr. Cuddihy, the amount reported for 2017 includes a $600,000 termination payment received pursuant to his April 2017 Employment Agreement Termination and Release Agreement and a $55,000 termination payment received pursuant to his September 2017 Employment Agreement Termination and Release Agreement. The amount also includes a $11,538 vehicle allowance and a $10,800 matching contribution in the Company’s 401(k) defined contribution plan.

Compensation Philosophy

Our Compensation Committee believes that the most effective compensation program should:

●	attract and retain talented executives who will lead us through the challenges that we may face and put us in a position to grow and succeed;

●	motivate our executives to achieve short-term, medium-term and long-term financial and strategic goals;

●	reward our executives for the achievement of individual and corporate objectives; and

●	align the interests of management with those of our stockholders by providing incentives for superior performance that improves shareholder value.

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There is no pre-established policy or target for the allocation between either cash and non-cash or short-term, medium-term and long-term incentive compensation. This approach provides our Compensation Committee the ability to evaluate the compensation package from year to year with the flexibility to configure allocations and amounts in a manner that aligns closely with stockholder interests. The Compensation Committee considers our corporate performance, individual performance, and the economic environment in general and in our industry when it makes compensation decisions. The Compensation Committee uses these factors, in conjunction with its overall compensation philosophy, when it determines compensation to be awarded to our executive officers during a fiscal year.

While we do not have any policy for the proportion of compensation that should be allocated as cash or non-cash, or short or long-term, we have historically paid our executive officers a greater percentage of their total compensation as base salary. This is due to market factors in our industry and the specific situations facing our Company. It is important for us to retain the services of our talented and experienced executive team through market fluctuations. To do so, we believe that it is important to provide a certain amount of fixed compensation that will give our executive officers some assurance as to the level of compensation they will earn.

We have utilized annual bonus awards to reward results or extraordinary efforts, which motivates our executive officers to produce positive short-term results. We grant stock options and other stock-based awards which align the long-term interests of our executive officers to the interests of our stockholders by making our executive officers stakeholders in the Company and tying their long-term interests to our success.

Our Compensation Committee does not specifically benchmark the compensation of our executives to the pay of other executives in companies of similar size in our industry, given the unique challenges that are faced by other companies of our size in our industry. However, we have historically compared the level of our executives’ compensation against the compensation of other companies in our industry in general, and believe that the level of compensation our executives receive is within the range of compensation paid to other executives in our industry. We use these compensation checks to ensure that our executives are being appropriately rewarded and to discourage their departure to any competitor. In April 2017, the Compensation Committee retained the services of Bond & Pecaro, Inc. to advise the committee on a going forward basis on all executive compensation matters.

Regarding most compensation matters, the Chief Executive Officer’s responsibility is to provide recommendations to the Compensation Committee based on an analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations. Neither the Chief Executive Officer nor any other member of management is present during executive sessions of the Compensation Committee. Moreover, the Chief Executive Officer is not present when decisions with respect to his compensation are made.

Consideration of 2016 Advisory Stockholder Vote on Executive Compensation

On May 24, 2016, at our annual meeting of stockholders, our stockholders overwhelmingly approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, as discussed and disclosed in the compensation tables and related narrative disclosure contained in our 2016 Proxy Statement (the “Say on Pay Vote”). The Compensation Committee appreciates and values the views of our stockholders. In light of the strong level of support of the overall pay practices, and of the general effectiveness of our long standing compensation policies, the Board and the Compensation Committee did not make any specific changes to our executive compensation program for 2017.

At the annual meeting on May 6, 2013, our stockholders expressed a preference that our Say on Pay Vote occur every three years. In accordance with the results of this vote, the Board of Directors determined to implement a Say on Pay Vote every three years. Therefore, the next Say on Pay Vote will be held at our 2019 annual meeting of stockholders. The next required vote on the frequency of Say on Pay Votes will also be held at our 2019 annual meeting of stockholders.

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Elements of Compensation

Subject to variation where appropriate, the elements of compensation to our named executive officers include:

●	base salary, which is determined on an annual basis and is generally set forth in employment agreements with our executives;

●	annual cash incentive compensation, which is awarded by our Compensation Committee on a discretionary basis, determined based on the Company and individual performance in the applicable fiscal year; and

●	long-term incentive compensation in the form of options and other stock-based awards.

Base Salary and Annual Bonus

Base salaries are an integral component of our total compensation program, and setting base salaries at competitive levels helps us to attract and retain senior executives. Base salary is the only fixed component of compensation for our executives. The base salaries for our named executive officers were determined based on the Compensation Committee’s evaluation of the competitive marketplace, the salaries of our other executives, and the scope of each named executive officer’s responsibilities. The base salaries of our named executive officers were set at the level deemed necessary to secure their employment for an extended period and to appropriately reward them for the multiple roles they played for our Company.

Our annual bonus opportunity is intended to incentivize the achievement of our short-term goals. On an annual basis, generally in mid-December, our Compensation Committee assesses the individual performance of each of our executive officers and the performance of the Company and determines the appropriate annual bonus award, if any, for our executive officers. We do not use pre-established targets for the annual bonus award because market factors that affect our Company’s performance are unpredictable, and thus it would be difficult to set goals at the beginning of the fiscal year that would appropriately motivate our executive officers throughout the year. By basing the annual incentive on assessments made at the end of the year of the performance of the individual executives and the Company, and occasionally making mid-year determinations where the circumstances warrant an immediate reward, we can take all market factors into account and reward our executive officers appropriately for their performance.

Equity-Based Awards

Our Compensation Committee believes that equity-based participation provides our executive officers a strong economic interest in maximizing stock price appreciation over the long term and aligns their interests with the interests of our stockholders. Equity-based awards are made pursuant to the Company’s equity incentive plans. The ProPhase Labs, Inc. Amended and Restated 2010 Equity Compensation Plan (the “2010 Plan”) currently authorizes us to issue up to 3,200,000 shares of Common Stock (subject to adjustments described in the 2010 Plan) to eligible employees, directors, consultants, advisors and other service providers of the Company or any of our affiliates.

The 2010 Plan has served as a key retention tool. Retention serves as a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. In addition, our Compensation Committee considers cost to the Company in determining the form of award, as well as our desire to have equity awards drive and reward performance over an extended period of time in order to promote long-term value for our stockholders, and to be an integral part of a competitive compensation program. Our Compensation Committee believes that stock options, restricted shares and stock grants are the best forms of award to achieve these goals, as stock options are designed to deliver value to executives only if our stock price increases over the value at the time of grant, and restricted shares and stock grants provide compensation that fluctuates with our stock price.

In determining the size of an option, restricted stock or stock grant to a named executive officer, both upon initial hire and on an ongoing basis, our Compensation Committee considers competitive market factors, the size of the equity incentive plan pool, cost to the Company, the level of equity held by the executive and by other officers, and individual contribution to corporate performance.

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Although there is no set target level for holding options or stock ownership, our Compensation Committee recognizes that the equity-based component ensures additional focus by our executive officers on stock price performance, enhances executive retention, and aligns the interests of our executive officers with the interests of our stockholders. Accordingly, the exercise price of stock options is tied to the fair market value of our Common Stock on the date of grant. A grant of stock options typically will vest over a two to three year period, although the Compensation Committee may at times determine that a fully vested award is appropriate.

There is no set formula for the granting of awards to individual executives or employees. The number of options awarded may vary up or down from prior year awards, based on the Compensation Committee’s review and consideration of the above-listed goals and factors.

In keeping with our executive compensation program and philosophy for incentivizing the performance of our executive officers, as noted above, our Compensation Committee has used grants of stock, including restricted stock. Such grants are intended to reinforce the alignment of interests of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our Common Stock, which, in turn, is indirectly attributable to the individual performance of our executive officers.

Defined Contribution Plan

In 1999, we implemented a 401(k) defined contribution plan for its employees. The 401(k) plan is the Company’s primary retirement benefit for its employees, including its executives. For executive officers, as well as all other employees, the Company makes a contribution to the plan annually based on the amount of the employee’s 401(k) plan contributions and compensation. The contribution to the plan by the Company consists of a 50% match of the employee’s contribution, up to $10,800 per person, per annum. The Company’s total contribution to the 401(k) plan in 2017 for its named executive officers, in the aggregate, was approximately $28,500. Company contributions to the Company’s 401(k) plan are included in the Summary Compensation Table as “Other Compensation.”

The Company does not provide its executive officers with any type of defined benefit retirement benefit or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan.

Perquisites and Other Personal Benefits

The Company provides executives with limited personal benefits. The Compensation Committee reviews annually the levels of personal benefits provided to the executives. Medical and dental insurance is provided to each executive, along with all other eligible employees, subject to the same terms and conditions, including premium payments that apply to all other eligible employees. Life and disability insurance is provided to each executive at no cost to the executive. All such welfare benefits terminate at the time each executive is no longer employed with the Company or as otherwise provided in the applicable employment agreement (except as otherwise required by continuation coverage laws).

Employment Agreements

On May 29, 2015, the Company entered into employment agreements (the “2015 Employment Agreements”) with each of Ted Karkus, Chairman and Chief Executive Officer of the Company, and Robert V. Cuddihy, Jr., former Chief Financial Officer and Chief Operating Officer of the Company. Each employment agreement was approved by our board of directors.

On February 16, 2018, the Board approved the Amended and Restated 2015 Executive Employment Agreement with Mr. Karkus (the “Amended CEO Employment Agreement”), which became effective February 23, 2018, subject to stockholder approval, which was subsequently attained at the Company’s special meeting of stockholders held on April 12, 2018.

2015 Employment Agreement with Ted Karkus

Under his 2015 Employment Agreement with the Company (the “2015 CEO Employment Agreement”), Mr. Karkus agreed to an initial annual base salary of $675,000 as Chief Executive Officer. He was eligible to receive an annual increase in base salary and bonus in the sole discretion of the Compensation Committee, and was also eligible to receive regular benefits routinely provided to other senior executives of the Company.

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Clawback Provision

The 2015 CEO Employment Agreement included a clawback provision. Specifically, in the event certain conditions were satisfied, namely, if:

●	a mandatory restatement of the Company’s financial results occurred while the Company remained publicly traded and was attributable to misconduct or wrongdoing by Mr. Karkus;

●	Mr. Karkus had received payment of a cash bonus or had been issued any Company shares as a bonus within three (3) years preceding the mandatory restatement; and

●	the amount of such cash bonus or share grant was calculated and awarded pursuant to a specific financial formula, and the cash bonus or share grant would have been diminished based on the restated financial results had the financial formula been applied using the restated financial results;

then Mr. Karkus would have been required to remit to the Company the amount by which the original cash bonus or share grant would have been diminished, net of taxes originally paid. However, if the net effect of the restatement was effectively neutral to the Company over the applicable time periods, then no clawback amount would have been due from Mr. Karkus.

Payments upon Termination or Change in Control

The 2015 CEO Employment Agreement also provided for payments upon certain terminations and change in control benefits.

The Compensation Committee provides our executive officers with termination benefits in order to attract and retain talented executives in a marketplace where such benefits are commonly provided as a part of a competitive compensation package. Change in control termination benefits also ensure that our executive officers make decisions based on the good of the stockholders, and will retain their drive and focus in the event of a change in control of the Company, even if it means that they would lose their jobs as a result.

The level of severance benefits provided for in the 2015 CEO Employment Agreement were based on a multiple of base salary only, rather than base and bonus as is typical in the market. The Compensation Committee determined that a multiple of bonus would not be appropriate since our bonus is generally discretionary and payable only on an ad hoc basis upon short-term achievements. The Compensation Committee determined that the base salary multiple included in the 2015 CEO Employment Agreement was set at an appropriate level given the lack of bonus inclusion, as well as in light of our compensation program goals of retention and the provision of a competitive compensation package.

Under the 2015 CEO Employment Agreement, in the event of termination by the Company of Mr. Karkus’ employment for “Cause” or due to his voluntary resignation without a Good Reason (as such terms are defined in the 2015 CEO Employment Agreement), no severance benefits would be payable to Mr. Karkus. If Mr. Karkus’ employment was terminated by the Company for any reason other than termination for Cause or due to his voluntary resignation without Good Reason (as defined in the 2015 CEO Employment Agreement), then Mr. Karkus would be paid a severance payment 1.5 times his base salary (decreased from 2.5 times his base salary in his prior employment agreement) (“Karkus Severance”). One-half of the Karkus Severance payment would be paid as a lump sum payment in cash and the remaining one-half would be paid in 12 equal consecutive, monthly installments commencing on the first business day of the month following the effective date of the termination. In addition, Mr. Karkus, and his eligible dependents, would be entitled to Company-paid COBRA continuation coverage premiums under the Company’s welfare plans, for a period of up to 18 months. Notwithstanding the above, if a termination of employment occurred as a result of death or disability, then any cash severance payment would only be made to the extent that the proceeds were payable to the Company through a “key man” life, disability or similar insurance policy.

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Additionally, if Mr. Karkus’ employment was terminated within twenty four (24) months after or within 180 days prior to, or otherwise in contemplation of, a Change in Control (as defined in the 2015 CEO Employment Agreement) of the Company, without Cause (other than due to death or disability) or due to his voluntary resignation with Good Reason, then in lieu of the cash severance described above, Mr. Karkus would have instead been entitled to receive a one-time severance payment in cash equal to the greater of (x) One Million Five Hundred Thousand Dollars ($1,500,000) (voluntarily decreased by Mr. Karkus from $2,500,000 in his prior employment agreement), and (y) 199 percent (decreased from 299 percent in his prior employment agreement) of his average annual total Form W-2 compensation for the three calendar years immediately preceding the date of termination.

In the event Mr. Karkus’ employment was terminated without Cause or due to his voluntary resignation with Good Reason, stock options and/or restricted stock held by Mr. Karkus would automatically vest concurrently with such termination of employment.

As a condition to Mr. Karkus receiving any termination or severance benefit contemplated by his 2015 CEO Employment Agreement, Mr. Karkus agreed to execute and deliver to the Company, in connection with any termination of his employment, a separation agreement and general release to, among other things, release and discharge the Company from claims arising out of his employment relationship with the Company or the termination of that relationship. In addition, both the Company and Mr. Karkus would agree not to disparage to any third party the professional or personal reputation or character of the other.

No Excise Tax Gross-Up

The 2015 CEO Employment Agreement did not provide for tax reimbursement payments or gross-ups related to any change in control. Under the terms of his 2015 CEO Employment Agreement, if any payments payable or benefits provided to Mr. Karkus would become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or to any similar tax imposed by state or local law, then the aggregate amount of payments payable to Mr. Karkus would be reduced to the aggregate amount of payments that could be made without incurring such excise tax, provided that such reduction would only be imposed if the aggregate after-tax value of the payments retained by Mr. Karkus (after giving effect to such reduction) was equal to or greater than the aggregate after-tax value (after giving effect to the excise tax) of the payments without any such reduction.

2015 Employment Agreement with Robert V. Cuddihy, Jr.

Under his 2015 Employment Agreement with the Company, Mr. Cuddihy agreed to an annual base salary of $350,000 as Chief Financial Officer and Chief Operating Officer. Mr. Cuddihy was eligible to receive annual increases in base salary and was eligible to receive bonuses in the sole discretion of the Compensation Committee. He also received regular benefits routinely provided to other senior executives of the Company.

April 2017 Employment Agreement Termination and Release Agreements with Robert V. Cuddihy, Jr.

On April 17, 2017, the Company entered into an Employment Agreement Termination and Release Agreement with Mr. Cuddihy (the “April 2017 Termination Agreement”) in light of the Company’s recent successful sale of its Cold-EEZE® brand. The April 2017 Termination Agreement terminated Mr. Cuddihy’s 2015 Employment Agreement and set forth the new terms of Mr. Cuddihy’s employment with the Company.

Under the terms of the April 2017 Termination Agreement, Mr. Cuddihy remained employed by the Company on an at-will basis as the Company’s Chief Financial Officer/Chief Accounting Officer; he ceased serving as the Company’s Chief Operating Officer, but became Chief Operating Officer/Contract Manufacturing, focusing on operational responsibility for the Company’s manufacturing business; he relinquished his rights under the 2015 Employment Agreement, including his rights to separation payments, in consideration for the Company remitting to him a $675,000 termination payment (inclusive of the $75,000 bonus paid to him in recognition of the Cold-EEZE® brand sale), subject to his execution of a general release. Under the terms of the April 2017 Termination Agreement he received an annual base salary of $350,000 until July 1, 2017, at which time his annual base salary was reduced to $250,000. He also remained eligible to participate in the Company’s equity incentive compensation plans, annual bonus plans, and employee benefit plans, and was entitled to receive four weeks paid vacation and a $1,250 monthly auto allowance.

September 2017 Employment Agreement Termination and Release Agreement with Robert V. Cuddihy, Jr.

On August 22, 2017, Mr. Cuddihy notified the Company of his intention to resign in order to pursue other career opportunities that had been offered to him. To facilitate an orderly transition, Mr. Cuddihy agreed to continue in his employment with the Company and his role as Chief Financial Officer and Chief Accounting Officer until September 29, 2017.

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On September 27, 2017, the Company entered into another Employment Agreement Termination and Release Agreement with Mr. Cuddihy (the “September 2017 Termination Agreement”). The September 2017 Termination Agreement provided that Mr. Cuddihy’s employment would terminate effective as of 5:00 p.m. on September 30, 2017. Mr. Cuddihy received a one-time lump sum termination payment of $55,000. The September 2017 Termination Agreement contained a general release of claims in favor of the Company and other customary provisions.

Amended CEO Employment Agreement

The Amended CEO Employment Agreement, which became effective February 23, 2018 (the “Effective Date”) and was ratified by the Company’s stockholders on April 12, 2018 at the Company’s special meeting of stockholders, is substantially similar to the 2015 CEO Employment Agreement, except that the Amended CEO Employment Agreement (1) amends the salary and benefits payable to Mr. Karkus and (2) amends the benefits payable to Mr. Karkus upon termination of his employment.

Under the Amended CEO Employment Agreement, Mr. Karkus agreed to reduce his base salary from a rate of not less than $675,000 per annum to a base salary of not less than $125,000 per annum. As consideration for his agreement to accept a reduced base salary, Mr. Karkus was granted a stock option (the “CEO Option”) under the Company’s 2018 Stock Incentive Plan on February 23, 2018 to purchase 2,300,000 shares of Common Stock of the Company at an exercise price of $3.00 per share, which will vest and be exercisable in 35 equal monthly installments of 63,888 shares on the 1st day of each month beginning on March 1, 2018 (the “Initial Vesting Date”), and one monthly installment of 63,920 shares on the 1st day of the 36th month following the Initial Vesting Date, subject to Mr. Karkus’ continued employment with the Company. The CEO Option is subject to accelerated vesting in the event Mr. Karkus’ employment is terminated for any reason other than by the Company for Cause or by Mr. Karkus without Good Reason (as such terms are defined in the Amended CEO Employment Agreement).

Under the terms of the Amended CEO Employment Agreement, in the event of a termination of Mr. Karkus’ employment by the Company for “Cause” or due to his voluntary resignation without a “Good Reason” (as such terms are defined in the Amended CEO Employment Agreement) (each an “Ineligible Termination”), no severance benefits will become payable to Mr. Karkus. If, however, Mr. Karkus’ employment is terminated by the Company for any reason other than termination for Cause or due to his voluntary resignation without Good Reason (as defined in the agreements), then Mr. Karkus will be entitled to receive the benefits and payments set forth below.

Termination of Employment Prior to February 22, 2021

Under the terms of the Amended CEO Employment Agreement, for the time period from the Effective Date until February 22, 2021, Mr. Karkus will be eligible to receive a combination of accelerated vesting of the CEO Option and a cash severance payment upon a termination of his employment other than an Ineligible Termination as set forth in the chart below.

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Month in which Mr. Karkus’ employment is terminated other than an Ineligible Termination	Ratio of CEO Option subject to acceleration of vesting	Cash severance payment (based upon a total potential cash severance payment of $1,687,500)
February 2018	1	$0
March 2018	35/36	$46,875
April 2018	34/36	$93,750
May 2018	33/36	$140,625
June 2018	32/36	$187,500
July 2018	31/36	$234,375
August 2018	30/36	$281,250
September 2018	29/36	$328,125
October 2018	28/36	$375,000
November 2018	27/36	$421,875
December 2018	26/36	$468,750
January 2019	25/36	$515,625
February 2019	24/36	$562,500
March 2019	23/36	$609,375
April 2019	22/36	$656,250
May 2019	21/36	$703,125
June 2019	20/36	$750,000
July 2019	19/36	$796,875
August 2019	18/36	$843,750
September 2019	17/36	$890,625
October 2019	16/36	$937,500
November 2019	15/36	$984,375
December 2019	14/36	$1,031,250
January 2020	13/36	$1,078,125
February 2020	12/36	$1,125,000
March 2020	11/36	$1,171,875
April 2020	10/36	$1,218,750
May 2020	9/36	$1,265,625
June 2020	8/36	$1,312,500
July 2020	7/36	$1,359,375
August 2020	6/36	$1,406,250
September 2020	5/36	$1,453,125
October 2020	4/36	$1,500,000
November 2020	3/36	$1,546,875
December 2020	2/36	$1,593,750
January 2021 – February 22, 2021	1/36	$1,640,625

Termination of Employment On or After February 23, 2021

Under the terms of the Amended CEO Employment Agreement, on or after February 23, 2021, Mr. Karkus will be eligible to receive the following benefits and cash payments upon a Termination of Employment other than an Ineligible Termination:

●	A cash severance payment equal to two and one-half (2.5) times his then current base salary (i.e., two hundred fifty percent (250%) of his then current base salary). Such cash severance payment will be paid as follows: (x) one-half of the cash severance payment will be paid in a lump sum within five (5) business days following the effective date of the termination; and (y) the remaining one-half of the cash severance payment will be paid in twelve (12) equal, consecutive, monthly installments commencing on the first business day of the month following the effective date of the termination; and

●	All of his outstanding and unvested stock options and/or restricted stock will automatically vest concurrently upon such termination of employment, regardless of any prior existing vesting schedules.

If Mr. Karkus’s employment terminates by reason of his death or disability, then the cash payments described above under will be paid only to the extent of the proceeds payable to the Company through a “key man” life, disability or similar insurance relating to the death or disability of Mr. Karkus.

In the event that Mr. Karkus has received a cash payment described above in connection with his termination of employment and it is determined that his employment termination was in connection with a Change in Control, then Mr. Karkus will be entitled to receive an additional payment as described below, less the amount of payments previously received in connection with the termination of employment.

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In the event Mr. Karkus’ employment terminates due to a reason other than an Ineligible Termination, death or disability, and if such termination occurs within (i) eighteen (18) months following a Change in Control, or (ii) prior to a Change in Control but in contemplation of a Change in Control which a Change in Control actually occurs, then, in lieu of the cash payments described above, Executive will instead receive a one-time payment in cash equal to two million five hundred thousand dollars ($2,500,000). In addition, in such event, all of Mr. Karkus’ stock options and/or restricted stock will automatically vest concurrently upon such termination of employment, regardless of any prior existing vesting schedule.

The involuntary termination of Mr. Karkus’ employment due to a reason other than an Ineligible Termination, death or disability within one hundred eighty (180) days preceding a Change of Control will be deemed to have been a termination of employment in contemplation of a Change in Control.

In determining whether a termination of Mr. Karkus’ employment occurring more than one hundred eighty (180) days preceding a Change of Control (due to a reason other than an Ineligible Termination, death or disability) constitutes a termination of employment in contemplation of a Change in Control, the court or other tribunal making such determination will consider the totality of facts and circumstances surrounding such termination of employment.

In addition, Mr. Karkus, and his eligible dependents, will be entitled to Company-paid COBRA continuation coverage premiums under the Company’s welfare plans, for a period of up to 18 months. Notwithstanding the above, if a termination of employment occurs as a result of death or disability, then any cash severance payment will only be made to the extent that the proceeds are payable to the Company through a “key man” life, disability or similar insurance policy.

Compensation Arrangement with Monica Brady

On September 26, 2017, the board of directors appointed Monica Brady as the Company’s Chief Accounting Officer, effective October 2, 2017. In connection with Ms. Brady’s appointment as Chief Accounting Officer, Ms. Brady’s annual base salary was increased to $132,000. In addition, on September 26, 2017, Ms. Brady was granted a stock option to purchase 25,000 shares of the Company’s common stock.

Outstanding Equity Awards at 2017 Fiscal Year End(1)

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date
Ted Karkus	100,000		—		1.65	12/18/2019
	—		600,000	(2)	2.00	4/27/2024

Monica Brady	6,250	(3)	18,750	(3)	2.15	9/26/2024

(1)	Mr. Cuddihy did not have any outstanding option or stock awards as of December 31, 2017.

(2)	Award of 600,000 options was granted on April 27, 2017 and will vest in four equal annual installments beginning April 26, 2018.

(3)	Award of 25,000 options was granted on September 26, 2017, with 6,250 shares vested as of the grant date and the remaining 18,750 shares vesting in three equal annual installments beginning September 26, 2018.

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Director Compensation for 2017

Name (1)	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Jason Barr	$39,000	—	$39,000
Mark Burnett	$39,000	—	$39,000
Louis Gleckel, MD	$39,000	—	$39,000
Mark Leventhal(2)	$15,425	—	$15,425
James McCubbin(3)	$13,650	$18,000	$31,650

(1)	Our employee directors do not receive director fees. Accordingly, Mr. Ted Karkus, a director and the Chairman of the Board and the Chief Executive Officer of the Company, is not entitled to, and did not receive, any compensation for his service on the Board.

(2)	Mr. Leventhal resigned from the Board on June 5, 2017.

(3)	Mr. McCubbin resigned from the Board effective May 18, 2017, the date of our 2017 annual meeting of stockholders. The Company paid Mr. McCubbin $18,000 for consulting services provided to the Company from June to November 2017.

In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company. Each non-employee director received a quarterly Board fee of $9,000 for the first and second quarters of fiscal year 2017, $9,750 for the third quarter of fiscal year 2017, and $11,250 for the fourth quarter of 2017, paid following the close of each quarter, pro-rated for partial service. Non-employee directors do not receive additional fees for attendance at Board or committee meetings.

We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending Board and Committee meetings. Non-employee directors do not participate in any Company nonqualified deferred compensation plan and we do not pay any life insurance policies for the directors. Any director who is an employee of the Company is not entitled to compensation for service as a Board member.

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EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of common stock that may be issued under our equity compensation plans issued as of December 31, 2017:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(2)	979,500	$1.8156	268,967
Equity compensation plans not approved by security holders	—	—	—
Total	979,500	$1.8156	268,967

(1)	On May 5, 2010, our stockholders approved the 2010 Plan which, was subsequently amended and restated and approved by stockholders on April 24, 2011, further amended and approved by stockholders on May 6, 2013, and further amended and restated and approved by stockholders on May 24, 2016. The 2010 Plan provides that the total number of shares of Common Stock that may be issued under the 2010 Plan is equal to 3,200,000 shares. At December 31, 2017, we had outstanding 979,500 stock options, subject to vesting, under the 2010 Plan. At December 31, 2017, there were 121,159 shares of Common Stock that were available for issuance pursuant to the 2010 Plan.

(2)	On May 5, 2010, our stockholders approved the 2010 Directors’ Equity Compensation Plan, which was subsequently amended and approved by our stockholders on May 6, 2013. The 2010 Directors’ Equity Compensation Plan provides that the total number of shares of Common Stock that may be issued under the 2010 Directors’ Equity Compensation Plan is equal to 425,000. At December 31, 2017, there were no shares of our Common Stock outstanding pursuant to awards under the 2010 Directors’ Equity Compensation Plan. At December 31, 2017, there were 147,808 shares of Common Stock that were available for issuance pursuant to the 2010 Directors Equity Compensation Plan.

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SECURITY OWNERSHIP

The following table sets forth information regarding ownership of our Common Stock as of April 16, 2018 by (a) each person known to the Company to own more than 5% of the outstanding shares of our Common Stock, (b) each director and nominee for director of the Company, (c) the named executive officers and (d) all directors and executive officers as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Name of Beneficial Owners	Common Stock Beneficially Owned(1)	Percent of Class
Officers and Directors
Ted Karkus(2)	2,990,401	25.7%
Monica Brady(3)	13,678	*
Jason Barr	7,721	*
Mark Burnett	310,808	2.8%
Louis Gleckel, MD	79,235	*
Robert V. Cuddihy, Jr.(4)	7,956	*
ALL DIRECTORS AND EXECUTIVE OFFICERS	3,401,843	29.2%
(Five Persons)

* Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 (“Rule 13d-3”) under the Exchange Act, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 based on 11,129,892 shares outstanding on April 16, 2018 and includes options or other rights to subscribe for shares of Common Stock which are exercisable within sixty (60) days of April 16, 2018.

(2)	Includes 2,484,849 shares and options to purchase 505,552 shares that are vested or will vest within 60 days of April 16, 2018.

(3)	Includes 7,428 shares and options to purchase 6,250 shares that are vested or will vest within 60 days of April 16, 2018.

(4)	Mr. Cuddihy resigned from the Company effective September 29, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is not aware of any reports of ownership or changes in ownership of its officers, directors and greater than ten-percent stockholders that were filed or required to be filed during 2017.

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Audit COMMITTEE Report

The members of the Audit Committee are Messrs. Burnett, Barr and Gleckel, who are independent directors and meet the eligibility standards for audit committee service under the rules of Nasdaq. The Board has determined that Mr. Burnett is an audit committee financial expert, as defined under SEC rules.

Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and the Company’s internal control over financial reporting. The independent registered public accounting firm of EisnerAmper LLP is responsible for performing an independent audit of the Company’s consolidated financial statements. Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm.

In this context, the Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2017;

2.	The Audit Committee has discussed with representatives of EisnerAmper LLP the matters required to be discussed by the Statement on Auditing Standards, No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board;

3.	The Audit Committee also has received and reviewed the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence;

4.	The Audit Committee also has considered whether the provision by EisnerAmper LLP of non-audit services to the Company is compatible with maintaining EisnerAmper LLP’s independence; and

5.	The Audit Committee also has instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Audit Committee

Mark Burnett, Chairman
Jason Barr
Louis Gleckel

The foregoing report of the Audit Committee shall not be deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, nor shall such report be incorporated by reference by any general statement incorporating by reference this proxy statement or future filings into any filing under such Acts except to the extent that the Company specifically incorporates such report by reference.

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Audit and NON-Audit Fees

The table set forth below lists the fees billed to the Company by EisnerAmper LLP for audit services rendered in connection with the audits of our consolidated financial statements for the years ended December 31, 2017 and 2016, and fees billed for other services rendered by EisnerAmper LLP during these periods.

Description	2017	2016
Audit fees(1)	$291,000	$199,500
Audit related fees Tax fees	—	—
All other fees	—	—
Total	$291,000	$199,500

(1)	Comprised of the audit of our annual financial statements and reviews of our quarterly financial statements.

The Audit Committee reviews and pre-approves all audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted under applicable law). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting.

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PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of our Audit Committee, the Board has appointed EisnerAmper LLP as the Company’s independent public auditor for the fiscal year ending December 31, 2018. Although the selection of auditor does not require ratification, the Board has directed that the appointment of EisnerAmper LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of EisnerAmper LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

Required Vote

Approval of the ratification of our independent registered public accounting firm will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A quorum must be present at the Annual Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” RATIFICATION OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL 3 – APPROVAL OF THE AMENDED AND RESTATED 2010 EQUITY COMPENSATION PLAN

On April 12, 2018, our Board approved the amendment and restatement of our 2010 Plan which, if approved by our stockholders, will (i) increase the number of shares reserved for issuance under the 2010 Plan by 700,000 shares from 3,200,000 shares to 3,900,000 shares, and (ii) allow our Board to grant restricted stock awards and restricted stock units (“RSUs”). The 2010 Plan, as proposed to be amended and restated (the “Amended and Restated 2010 Plan”) is attached as Appendix A to this Proxy Statement.

As of April 16, there remained 91,159 shares available for future issuance under the 2010 Plan, which our Board has determined to be insufficient for the Company’s growth.

Because grants under the 2010 Plan are within the discretion of the Compensation Committee at various future dates, it is not possible as of the date of this Proxy Statement to accurately determine future benefits that will be received by our executive officers and other plan participants.

In setting the amount of shares proposed to be added to the 2010 Plan, our Compensation Committee and the Board considered the total amount of awards outstanding under existing grants and available for new awards, as well as anticipated stock award grants over the next three years. Our Compensation Committee believes that 700,000 additional shares is appropriate at this time to allow us to grant awards over the next three years.

The Company believes that it has a strong business model and that it will continue to achieve improved financial operations and results in future years. In order to achieve this future success, the Company will need to attract, retain and motivate key personnel and potential hires. The Board believes that equity-based compensation will continue to be essential to permit the Company to successfully continue the pursuit of these objectives. Accordingly, the Board is proposing the Amended and Restated 2010 Plan to permit the continued issuance by the Company of equity-based compensation.

The Amended and Restated 2010 Plan as proposed is otherwise unchanged from the 2010 Plan as approved by the stockholders, except for (i) the increase in the total authorized shares thereunder, (ii) the inclusion of restricted stock awards and RSUs, and (iii) conforming changes. The principal features of the Amended and Restated 2010 Plan include:

●	No Discount Stock Options: The Amended and Restated 2010 Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of grant.

●	No Repricing of Stock Options: The Amended and Restated 2010 Plan prohibits the repricing of stock options without stockholder approval.

●	Independent Committee Administration: The Amended and Restated 2010 Plan will be administered by the Compensation Committee of the Board, whose members satisfy the independence requirements of Rule 10A-3(b)(1) of the Exchange Act, and are “outside directors” as defined under Section 162(m) of the Code, “non-employee directors” as defined in Rule 16b-3 of the Exchange Act, and “independent directors” as required by NASDAQ.

●	No Evergreen Feature: The Amended and Restated 2010 Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the Amended and Restated 2010 Plan.

●	No Transfer for Value: Participants are not permitted to transfer awards for value under the Amended and Restated 2010 Plan.

●	Material Amendments to the Plan Require Stockholder Approval: The Amended and Restated 2010 Plan provides that a material amendment to the Amended and Restated 2010 Plan will not be effective unless approved by the Company’s stockholders.

A description of the Amended and Restated 2010 Plan is included below. It is not a complete statement of the Amended and Restated 2010 Plan. The full text of the Amended and Restated 2010 Plan is attached as Appendix A to this Proxy Statement. The Amended and Restated 2010 Plan became effective on April 12, 2108, subject to stockholder approval of this Proposal 3 at the Annual Meeting.

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Purpose. The purpose of the Amended and Restated 2010 Plan is to aid us and our affiliates in recruiting and retaining key employees of outstanding ability and to motivate those employees to exert their best efforts on our behalf and the behalf of our affiliates by providing incentives through the granting of options, restricted stock awards, RSUs, and stock-based compensation, to relate employees’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase employees’ stock ownership in the Company.

Eligibility. All of the Company’s employees, including employees who are officers, and our directors are eligible to participate in the Amended and Restated 2010 Plan. Consultants and advisors who perform services for the Company are also eligible to participate in the Amended and Restated 2010 Plan. As of March 31, 2018, the Company had three non-employee directors and approximately 46 employees, which include two executive officers. In addition, the Company routinely utilizes varying levels of consultants and advisors to conduct its normal business operations.

Shares Subject to the Plan. The 2010 Plan currently authorizes the issuance of an aggregate of 3,200,000 shares. If the Amended and Restated 2010 Plan is approved by our stockholders, the number of shares authorized for issuance shall be increased by 700,000 shares to 3,900,000.

Administration. The Amended and Restated 2010 Plan is administered by the “Committee,” which is the Compensation Committee or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the Amended and Restated 2010 Plan to establish, amend and rescind any rules and policies relating to the Amended and Restated 2010 Plan and to make any other determinations that it deems necessary or advisable for the administration of the Amended and Restated 2010 Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Amended and Restated 2010 Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee shall have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Amended and Restated 2010 Plan and, except with respect to the provisions prohibiting repricing of any award granted under the Amended and Restated 2010 Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the Amended and Restated 2010 Plan.

Limitations. No award may be granted under the Amended and Restated 2010 Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

Options. The Committee may grant non-qualified stock options and incentive stock options, which shall be subject to the terms and conditions as set forth in the Amended and Restated 2010 Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the Amended and Restated 2010 Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our Common Stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options), and all stock options that are intended to qualify as incentive stock options will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The maximum term for stock options granted under the Amended and Restated 2010 Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised shall be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares shall have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee shall provide in the option agreement or otherwise, through net settlement in shares.

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Restricted Stock. Restricted stock awards may be granted under the Amended and Restated 2010 Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the Committee. The Committee will determine the number of restricted stock granted to any employee, director or consultant and, subject to the provisions of the Amended and Restated 2010 Plan, will determine the terms and conditions of such awards. The Committee may impose whatever conditions to vesting it determines to be appropriate (for example, the Committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Committee provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units. Awards of RSUs may be granted under the Amended and Restated 2010 Plan. A RSU is the right to receive shares at a future date. The Committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the time at which RSUs will vest.

Other Stock-Based Awards. In addition to stock options, restricted stock and RSUs, the Committee may grant or sell awards of shares, including performance-based awards. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee shall have the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

Effect of Certain Events on Amended and Restated 2010 Plan. In the event of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to stockholders of shares other than regular cash dividends or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares or other securities that may be issued as set forth in the Amended and Restated 2010 Plan or pursuant to outstanding awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding award then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee shall accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel award for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards, or (iii) provide that the stock options shall be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options shall terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the Amended and Restated 2010 Plan, a Change of Control means the occurrence of any one of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the shares that, together with the shares held by such Person, constitutes more than 50% of the total voting power of the shares of the Company. No Change of Control shall have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional shares by any one Person, who is considered to own more than 50% of the total voting power of the shares of the Company will not be considered an additional Change of Control; or

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(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A of the Code.

Nontransferability of Awards. Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences. The current United States federal income tax treatment of awards under the Amended and Restated 2010 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Amended and Restated 2010 Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options. There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the fair market value of the underlying stock on the date of exercise and the exercise price. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

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Incentive Stock Options. There generally are no federal income tax consequences upon the grant of an incentive stock option. A recipient does not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price is included in alternative minimum taxable income.

Income is recognized upon the sale of stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the person recognizes long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company is not entitled to any corresponding tax deduction.

If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), the gain recognized on the disposition is taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and, generally, the Company is entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income is long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

If a participant surrenders shares received upon the exercise of a prior incentive stock option to pay the exercise price of any option within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise price results in income (or loss) to the participant and, to the extent of recognized income, a tax deduction for the Company. If a participant surrenders the shares after the holding period requirements are met, or if a participant surrenders shares that were not received upon the exercise of an incentive stock option, the participant recognizes no gain or loss on the surrendered shares, and the basis and the holding period for the surrendered shares continues to apply to that number of new shares that is equal to the surrendered shares. The holding period for purposes of determining whether a participant has a disqualifying disposition for the new shares when the participant sells the shares begins on the date the shares were exercised. To the extent that the number of shares received exceeds the number of shares surrendered, the basis in the excess shares equals the amount of cash, if any, paid for such excess shares and the holding period with respect to the excess shares begins on the date the shares were exercised.

Restricted Stock. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions.

RSUs. A participant will not recognize income at the time RSUs are granted. The participant will recognize ordinary income at the time the RSUs vest, in an amount equal to the fair market value of the shares delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Tax Withholding. The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the Amended and Restated 2010 Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Amendment and Termination. The Committee may amend, alter or discontinue the Amended and Restated 2010 Plan, but no amendment, alteration or discontinuation shall be made which, (i) without the approval of our stockholders, would (except as provided in the Amended and Restated 2010 Plan in connection with adjustments in certain corporate events), increase the total number of shares reserved for the purposes of the Amended and Restated 2010 Plan or change the maximum number of shares of Common Stock for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the Amended and Restated 2010 Plan; provided, however, that the Committee may amend the Amended and Restated 2010 Plan in such manner as it deems necessary to permit the granting of award meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute and outstanding option for a new option with a lower exercise price.

Required Vote

Approval of the Amended and Restated 2010 Equity Compensation Plan will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A quorum must be present at the Annual Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDED AND RESTATED 2010 EQUITY COMPENSATION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE AMENDED AND RESTATED 2010 EQUITY COMPENSATION PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL 4 – APPROVAL OF THE AMENDED AND RESTATED 2010 DIRECTORS’ EQUITY COMPENSATION PLAN

On April 12, 2018, our Board approved an amendment and restatement of the 2010 Directors’ Equity Compensation Plan (the “2010 Directors’ Plan”), which, if approved by our stockholders, will (i) increase the number of shares reserved for issuance under the 2010 Directors’ Plan by 250,000 shares to 675,000 shares, and (ii) allow our Board to grant restricted stock awards and restricted stock units (“RSUs”). The 2010 Directors’ Plan, as proposed to be amended and restated (the “Amended and Restated 2010 Directors’ Plan”) is attached as Appendix B to this Proxy Statement

As of April 16, 2018, there remained 147,808 shares available for future issuance under the 2010 Directors’ Plan, which our Board has determined to be insufficient for the Company’s growth. In setting the amount of shares proposed to be added to the 2010 Directors’ Plan, our Compensation Committee and the Board considered the total amount of awards outstanding under existing grants and available for new awards, as well as anticipated stock award grants to directors over the next three years.

The Amended and Restated 2010 Director’s Plan as proposed is otherwise unchanged from the current 2010 Directors’ Plan, except for (i) the increase in the total authorized shares thereunder, (ii) the inclusion of restricted stock awards and RSUs, and (iii) conforming changes. The principal features of the Amended and Restated 2010 Directors’ Plan include:

●	No Discount Stock Options: The Amended and Restated 2010 Directors’ Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of grant.

●	No Repricing of Stock Options: The Amended and Restated 2010 Directors’ Plan prohibits the repricing of stock options without stockholder approval.

●	Independent Committee Administration: The Amended and Restated 2010 Directors’ Plan will be administered by the Compensation Committee of the Board, whose members satisfy the independence requirements of Rule 10A-3(b)(1) of the Exchange Act, and are “outside directors” as defined under Section 162(m) of the Code, “non-employee directors” as defined in Rule 16b-3 of the Exchange Act, and “independent directors” as required by NASDAQ.

●	No Evergreen Feature: The Amended and Restated 2010 Directors’ Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the Amended and Restated 2010 Directors’ Plan.

●	No Transfer for Value: Participants are not permitted to transfer awards for value under the Amended and Restated 2010 Directors’ Plan.

●	Material Amendments to the Plan Require Stockholder Approval: The Amended and Restated 2010 Directors’ Plan provides that a material amendment to the Amended and Restated 2010 Directors’ Plan will not be effective unless approved by the Company’s stockholders.

A description of the Amended and Restated 2010 Directors’ Plan is included below. It is not a complete statement of the Amended and Restated 2010 Directors’ Plan. The full text of the Amended and Restated 2010 Directors’ Plan is attached as Appendix B to this Proxy Statement. The Amended and Restated 2010 Directors’ Plan became effective on April 12, 2018, subject to stockholder approval of this Proposal 4 at the Annual Meeting.

Purpose. The purpose of the Amended and Restated 2010 Directors’ Plan is to attract and retain highly qualified individuals to serve on the Board, to relate Directors’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase Directors’ stock ownership in the Company. A primary purpose of the plan is to provide the Company with the ability to pay all or a portion of the fees of Directors in restricted stock instead of cash, thereby strengthening the cash flow position of the Company.

Eligibility. All of the Company’s directors are eligible to participate in the Amended and Restated 2010 Directors’ Plan.

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Shares Subject to the Plan. The 2010 Directors’ Plan currently authorizes the issuance of an aggregate of 425,000 shares. If the Amended and Restated 2010 Directors’ Plan is approved by our stockholders, the number of shares authorized for issuance shall be increased by 250,000 shares to 675,000.

Administration. The Amended and Restated 2010 Directors’ Plan is administered by the “Committee,” which is the Compensation Committee or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the Amended and Restated 2010 Directors’ Plan to establish, amend and rescind any rules and policies relating to the Amended and Restated 2010 Directors’ Plan and to make any other determinations that it deems necessary or advisable for the administration of the Amended and Restated 2010 Directors’ Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Amended and Restated 2010 Directors’ Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee shall have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Amended and Restated 2010 Directors’ Plan and, except with respect to the provisions prohibiting repricing of any award granted under the Amended and Restated 2010 Directors’ Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the Amended and Restated 2010 Directors’ Plan.

Limitations. No award may be granted under the Amended and Restated 2010 Directors’ Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

Options. The Committee may grant non-qualified stock options, which shall be subject to the terms and conditions as set forth in the Amended and Restated 2010 Directors’ Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the Amended and Restated 2010 Directors’ Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our Common Stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options). The maximum term for stock options granted under the Amended and Restated 2010 Directors’ Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised shall be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares shall have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee shall provide in the option agreement or otherwise, through net settlement in shares.

Restricted Stock. Restricted stock awards may be granted under the Amended and Restated 2010 Directors’ Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the Committee. The Committee will determine the number of restricted stock granted to a director and, subject to the provisions of the Amended and Restated 2010 Directors’ Plan, will determine the terms and conditions of such awards. The Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Committee provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units. Awards of RSUs may be granted under the Amended and Restated 2010 Directors’ Plan. An RSU is the right to receive shares at a future date. The Committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the time at which RSUs will vest.

Other Stock-Based Awards. In addition to stock options, restricted stock and RSUs, the Committee may grant or sell awards of shares, including performance-based awards. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee shall have the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

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Effect of Certain Events on Amended and Restated 2010 Directors’ Plan. In the event of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to stockholders of shares other than regular cash dividends or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares or other securities that may be issued as set forth in the Amended and Restated 2010 Directors’ Plan or pursuant to outstanding awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding award then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee shall accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel award for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards, or (iii) provide that the stock options shall be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options shall terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the Amended and Restated 2010 Directors’ Plan, a Change of Control means the occurrence of any one of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the shares that, together with the shares held by such Person, constitutes more than 50% of the total voting power of the shares of the Company. No Change of Control shall have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional shares by any one Person, who is considered to own more than 50% of the total voting power of the Shares of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

Nontransferability of Awards. Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences. The current United States federal income tax treatment of awards under the Amended and Restated 2010 Directors’ Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Amended and Restated 2010 Directors’ Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options. There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the fair market value of the underlying stock on the date of exercise and the exercise price. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Restricted Stock. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions.

RSUs. A participant will not recognize income at the time RSUs are granted. The participant will recognize ordinary income at the time the RSUs vest, in an amount equal to the fair market value of the shares delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Tax Withholding. The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the Amended and Restated 2010 Directors’ Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

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Amendment and Termination. The Committee may amend, alter or discontinue the Amended and Restated 2010 Directors’ Plan, but no amendment, alteration or discontinuation shall be made which, (i) without the approval of our stockholders, would (except as provided in the Amended and Restated 2010 Directors’ Plan in connection with adjustments in certain corporate events), increase the total number of shares of our Common Stock reserved for the purposes of the Amended and Restated 2010 Directors’ Plan or change the maximum number of shares for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the Amended and Restated 2010 Directors’ Plan; provided, however, that the Committee may amend the Amended and Restated 2010 Directors’ Plan in such manner as it deems necessary to permit the granting of award meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute and outstanding option for a new option with a lower exercise price.

Required Vote

Approval of the Amended and Restated 2010 Directors’ Equity Compensation Plan will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A quorum must be present at the Annual Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDED AND RESTATED 2010 DIRECTORS’ EQUITY COMPENSATION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE AMENDED AND RESTATED 2010 DIRECTORS’ EQUITY COMPENSATION PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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OTHER INFORMATION

Attending the Annual Meeting

The Annual Meeting will take place at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, New York 10022, on Wednesday, May 23, 2018, at 4:00 p.m., Eastern Time. This location is in Manhattan at the intersection of Lexington Avenue and 53rd Street. If you have questions about attending the Annual Meeting, please contact Investor Relations by phone at (215) 345-0919.

Stockholder Proposals

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Other than a proposal made pursuant to Rule 14a-8, each stockholder making a proposal must provide, (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

Other than with respect to a proposal made pursuant to Rule 14a-8, as to each item of business that the stockholder proposes to bring before the annual meeting, such stockholder must provide (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of the stockholder, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the proposing stockholders or (y) between or among any proposing stockholder and any other record or beneficial holder of the shares of any class or series of the Company (including their names) in connection with the proposal of such business by such stockholder.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder proposals is available to stockholders from the Secretary of the Company upon written request and an electronic copy of which is available at the SEC’s website located at www.sec.gov. For business or nominations intended to be brought to the 2019 Annual Meeting of Stockholders, the notice deadline is prior to February 22, 2019 but not earlier than January 23, 2019. Stockholder proposals or director nominations submitted outside these dates may not be presented at the 2019 Annual Meeting of Stockholders.

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2019 Annual Meeting of Stockholders must submit such proposals to the Company by December 24, 2018. Please address such proposals to: Secretary, ProPhase Labs, Inc., 621 N. Shady Retreat Road, Doylestown, PA 18901.

Expenses and Solicitation

All expenses in connection with this solicitation will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

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Householding of Proxy Materials

In some cases, only one copy of this Proxy Statement and our 2017 Annual Report is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our 2017 Annual Report to a stockholder at a shared address to which a single copy of the documents were delivered. To obtain a separate copy of our Proxy Statement and our 2017 Annual Report, send such request Monica Brady, Chief Accounting Officer, at our offices located at 621 N. Shady Retreat Road, Doylestown, Pennsylvania 18901.

Other Business

The Board knows of no business that will be presented for consideration at the meeting other than those items stated above. If any other business should come before the Annual Meeting, votes may be cast pursuant to Proxies in respect to any such business in the best judgment of the person or persons acting under the Proxies. The final results of the balloting at the 2018 Annual Meeting will appear in the Company’s Current Report on Form 8-K within four business days of the meeting.

This Proxy Statement, the Notice of 2018 Annual Meeting of Stockholders and the Company’s 2017 Annual Report are available online at: http://www.astproxyportal.com/ast/07814/.

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your Proxy or voting instructions by mail. Please see the instructions on the Proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

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APPENDIX A

THE PROPHASE LABS, INC.

AMENDED AND RESTATED
2010 EQUITY COMPENSATION PLAN

1.	PURPOSE OF THE PLAN

The purpose of the Plan is to aid ProPhase Labs, Inc. (the “Company”) and its Affiliates in recruiting and retaining employees, consultants and advisors of outstanding ability and to motivate them to exert their best efforts on behalf of the Company and its stockholders by providing incentives through the granting of Awards. The Company expects that it and the Company’s stockholders will benefit from the added interest which such employees, consultants and advisors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2.	AMENDMENT AND RESTATEMENT; EFFECTIVE DATE.

The Plan, originally titled The Quigley Corporation 2010 Equity Compensation Plan, was ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 5, 2010. The Plan was subsequently amended by the Board and ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 6, 2013 and May 24, 2016. This Amended and Restated 2010 Equity Compensation Plan became effective on the Effective Date, subject to approval of the Company’s stockholders; and amends and restates the 2010 Equity Incentive Plan in its entirety.

3.	DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

a)       Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by or under common control with the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

b)       Award: An Option, Restricted Stock, Restricted Stock Unit, or Other Stock Based Award granted pursuant to the Plan.

c)       Beneficial Owner: A “beneficial owner,” as such term is defined in Rule 13(d)(3) of the Exchange Act (or any successor rule thereto).

d)       Board: The Board of Directors of the Company.

e)       Change of Control: The occurrence of any one of the following events:

(i)        A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the Shares that, together with the Shares held by such Person, constitutes more than 50% of the total voting power of the Shares of the Company. No Change of Control shall have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional Shares by any one Person, who is considered to own more than 50% of the total voting power of the Shares of the Company will not be considered an additional Change of Control; or

(ii)       A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii)       A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

f)       Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

g)       Committee: The Compensation Committee of the Board (or a subcommittee thereof as provided under Section 5), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

h)       Company: ProPhase Labs, Inc., a Delaware corporation.

i)        Director: A non-employee member of the Board.

j)        Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

k)       Effective Date: April 12, 2018, subject to the approval of the Company’s stockholders.

l)        Employment: The term “Employment” as used herein shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s services as a consultant, advisor or other service provider, if the Participant is a consultant, advisor or other service provider to the Company or its Affiliates, and (iii) a Participant’s services as a non-employee director, if the Participant is a non-employee member of the Board.

m)      Exchange Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

n)       Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which such Shares are listed or admitted to trading, (ii) if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such other market in which such prices for the Shares are regularly quoted) or (iii) if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith; provided, however that in determining the Fair Market value, the Committee shall not apply a discount for any minority interest. With respect to (i) and (ii) above, if no sale of Shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System or other applicable market on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

o)       ISO: An Option that is also an incentive stock option granted pursuant to Section 7(d) of the Plan.

p)       Option: A stock option granted pursuant to Section 7 of the Plan.

q)       Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

r)        Participant: An employee, director, consultant, advisor or other service provider of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

s)       Permitted Holder(s): “Permitted Holder” means, as of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company or (ii) any stockholder of the Company who, together with its affiliates, owns 50% or more of the total voting power of all classes of voting stock of the Company as of the Effective Date, or any affiliate(s) of such stockholder.

t)        Person: A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act (or any successor section thereto).

u)       Plan: The ProPhase Labs, Inc. Amended and Restated 2010 Equity Compensation Plan as set forth herein.

v)       Restricted Stock: An Award granted pursuant to Section 8(b) of the Plan.

w)      Restricted Stock Unit: An Award granted pursuant to Section 8(b) of the Plan.

x)       Shares: Shares of common stock of the Company.

y)       Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

4.	SHARES SUBJECT TO THE PLAN

Subject to this Section 4 and Section 9 of the Plan, the total number of Shares which may be issued under the Plan is equal to 3,900,000 Shares. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards under this Plan which terminate or lapse without the payment of consideration may be granted again under the Plan. All of the Options that are available for issuance under the Plan may be issued as ISOs.

5.	ADMINISTRATION

The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, any of its Affiliates or any of their respective predecessors, or any entity acquired by the Company or with which the Company combines. The number of Shares underlying such substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise, vesting or grant of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such minimum withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable minimum withholding taxes.

6.	LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7.	TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

a)       Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted Options, as described in Section 5).

b)       Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than seven years after the date it is granted. Each Option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Option agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

c)       Exercise of Options. Except as otherwise provided in the Plan or in an Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, and provided that a sale of Shares by the Participant is permitted at such time under the Company’s insider trading policy then in effect, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased or (v) to the extent the Committee shall approve in the Option agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Option agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Option agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

d)       ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options unless the applicable Option agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

e)       Attestation. Wherever in this Plan or in any agreement evidencing an Option a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall, as appropriate, (i) treat the Option as exercised without further payment and/or (ii) withhold such number of Shares from the Shares acquired by the exercise of the Option.

8.	OTHER STOCK BASED AWARDS

a)       Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock Based Awards”). Such Other Stock Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock Based Awards; whether such Other Stock Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

b)       Restricted Stock Awards and Restricted Stock Units. The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock award hereunder only to the extent specified in the Restricted Stock agreement evidencing such Award. Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i)       Terms and Conditions. Each Restricted Stock agreement and each Restricted Stock Unit agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

(ii)       Restricted Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder until Shares are issued thereunder. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Committee. Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 9. Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

(iii)       Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued employment, passage of time and/or such performance criteria (as described in more detail in Section 8(c) below).

c)       Performance Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock Based Awards granted under this Section 8 may be based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (“Performance Based Awards”). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, shall so certify. In connection with such certification, the Committee, or its delegate, may decide that the amount of the Performance Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula; provided that the Committee shall have the authority to waive any applicable performance goals. In the event the applicable performance goals are not waived by the Committee, payment of a Performance Based Award will occur only after certification and will be made as determined by the Committee in its sole discretion after the end of the applicable performance period.

9.	ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

a)       Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Shares (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 17), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 4 of the Plan or pursuant to outstanding Awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.

b)       Change of Control. In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee shall accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award. With respect to any Awards that are vested pursuant to the preceding sentence, the Committee may (A) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Awards, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Awards) over the aggregate exercise price of such Awards, (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (C) provide that for a period of at least 10 days prior to the Change of Control, such Awards shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Awards shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (A) above, the Committee may cancel Awards for no consideration if the aggregate Fair Market Value of the Shares subject to such Awards is less than or equal to the aggregate Award Price of such Awards.

10.	NO RIGHT TO EMPLOYMENT OR AWARDS

The granting of an Award under the Plan shall impose no obligation on the Company or any of its Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company’s or any Affiliate’s right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award and there is no obligation for uniformity of treatment of Participants, holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

11.	SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.

12.	NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13.	AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the shareholders of the Company, would (except as is provided in Section 11 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant). Except as set forth in Section 9 hereof, in no event may the Committee or any other entity reprice any Award or substitute an outstanding Award for a new Award with a lower exercise price.

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and adopt such appropriate policies and procedures, including amendments and policies or procedures with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

14.	INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

15.	CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

16.	EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s stockholders.

17.	SECTION 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.

APPENDIX B

THE PROPHASE LABS, INC.

AMENDED AND RESTATED

2010 DIRECTORS’ EQUITY COMPENSATION PLAN

1.	PURPOSE OF THE PLAN.

The purpose of the Plan is to attract and retain highly qualified individuals to serve on the Board of Directors of the Company, to relate Directors’ compensation more closely to the Company’s performance and its shareholders’ interests, and to increase Directors’ stock ownership in the Company. The Company expects that it will benefit from the added interest which such Directors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2.	AMENDMENT AND RESTATEMENT; EFFECTIVE DATE.

The Plan, originally titled The Quigley Corporation 2010 Directors’ Equity Compensation Plan, was ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 5, 2010. The Plan was subsequently amended by the Board and ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 6, 2013. This Amended and Restated 2010 Director’s Equity Compensation Plan became effective on the Effective Date, subject to the approval of the Company’s stockholders; and amends and restates the 2010 Director’s Equity Incentive Plan in its entirety.

3.	DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)       Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(b)       Award: An Option, Restricted Stock, Restricted Stock Unit, or Other Stock Based Award granted pursuant to the Plan.

(c)       Beneficial Owner: A “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

(d)       Board: The Board of Directors of the Company.

(e)       Change of Control: The occurrence of any of the following events:

(i)       A change in the ownership of the Company that occurs on the date that any one Person, or more than one Person acting as a group, acquires ownership of the Shares that, together with the Shares held by such Person, constitutes more than 50% of the total voting power of the Shares of the Company. No Change of Control shall have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional Shares by any one Person, who is considered to own more than 50% of the total voting power of the Shares of the Company will not be considered an additional Change of Control; or

(ii)       A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii)       A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

For the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, (2) create a holding company that will be owned in substantially the same proportions by the Persons who hold the Company’s securities immediately before such transaction.

(f)       Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(g)       Committee: The compensation committee of the Board (or a subcommittee thereof as provided under Section 5, or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

(h)       Company: ProPhase Labs, Inc., a Delaware corporation.

(i)        Director: A non-employee member of the Board.

(j)        Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

(k)       Effective Date: April 12, 2018, subject to the approval of the Company’s stockholders.

(l)        Exchange Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(m)      Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which such Shares are listed or admitted to trading, or, (ii) if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such other market in which such prices for the Shares are regularly quoted), or, (iii) if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith; provided, however that in determining the Fair Market value, the Committee shall not apply a discount for any minority interest. With respect to (i) and (ii) above, if no sale of Shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System or other applicable market on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(n)       Option: A stock option granted pursuant to Section 7 of the Plan.

(o)       Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

(p)      Participant: A Director of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

(q)      Permitted Holders: “Permitted Holder” means, as of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company, or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company, or (ii) any stockholder of the Company who, together with its affiliates, owns 50% or more of the total voting power of all classes of voting stock of the Company as of the Effective Date, or any affiliate(s) of such stockholder.

(r)       Person: A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(s)       Plan: The ProPhase Labs, Inc. 2010 Directors’ Equity Compensation Plan.

(t)       Restricted Stock: An Award granted pursuant to Section 8(b) of the Plan.

(u)      Restricted Stock Unit: An Award granted pursuant to Section 8(b) of the Plan.

(v)      Shares: Shares of common stock of the Company.

(w)     Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

4.	SHARES SUBJECT TO THE PLAN

Subject to Section 9 of the Plan, the total number of Shares which may be issued under the Plan is equal to 675,000 Shares. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan.

5.	ADMINISTRATION

The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Awards may, in the discretion of the Committee, be awarded under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, any of its Affiliates or any of their respective predecessors, or any entity acquired by the Company or with which the Company combines. The number of Shares underlying such substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise, vesting or grant of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such minimum withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable minimum withholding taxes.

6.	LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7.	TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)       Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted Options, as described in Section 4).

(b)       Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than seven years after the date it is granted. Each Option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Option agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(c)       Exercise of Options. Except as otherwise provided in the Plan or in an Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, and provided that a sale of Shares by the Participant is permitted at such time under the Company’s insider trading policy then in effect, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased or (v) to the extent the Committee shall approve in the Option agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Option agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Option agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(d)       Attestation. Wherever in this Plan or in any agreement evidencing an Option a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall, as appropriate, (i) treat the Option as exercised without further payment and/or (ii) withhold such number of Shares from the Shares acquired by the exercise of the Option.

8.	OTHER STOCK-BASED AWARDS

(a)       Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

(b)       Restricted Stock Awards and Restricted Stock Units. The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock award hereunder only to the extent specified in the Restricted Stock agreement evidencing such Award. Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i)       Terms and Conditions. Each Restricted Stock agreement and each Restricted Stock Unit agreement shall contain provisions regarding (A) the number of Shares subject to such Award or a formula for determining such, (B) the purchase price of the Shares, if any, and the means of payment for the Shares, (C) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (D) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (E) restrictions on the transferability of the Shares and (F) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

(ii)       Restricted Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder until Shares are issued thereunder. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Committee. Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 9. Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

(iii)       Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued employment, passage of time and/or such performance criteria (as described in more detail in Section 8(c) below).

(c)       Performance Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock Based Awards granted under this Section 8 may be based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (“Performance Based Awards”). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, shall so certify. In connection with such certification, the Committee, or its delegate, may decide that the amount of the Performance Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula; provided that the Committee shall have the authority to waive any applicable performance goals. In the event the applicable performance goals are not waived by the Committee, payment of a Performance Based Award will occur only after certification and will be made as determined by the Committee in its sole discretion after the end of the applicable performance period.

9.	ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)       Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Shares (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 17), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 4 of the Plan or pursuant to outstanding Awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.

(b)       Change of Control. In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee shall accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award. With respect to any Awards that are vested pursuant to the preceding sentence, the Committee may (A) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Awards, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Awards) over the aggregate exercise price of such Awards, (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (C) provide that for a period of at least 10 days prior to the Change of Control, such Awards shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Awards shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (A) above, the Committee may cancel Awards for no consideration if the aggregate Fair Market Value of the Shares subject to such Awards is less than or equal to the aggregate Award Price of such Awards.

10.	NO RIGHT TO AWARDS

No Participant or other Person shall have any claim to be granted any Award and there is no obligation for uniformity of treatment of Participants, holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

11.	SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.

12.	NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13.	AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the shareholders of the Company, would (except as is provided in Section 9 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant, or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant). Except as set forth in Section 9 hereof, in no event may the Committee or any other entity reprice any Award or substitute an outstanding Award for a new Award with a lower exercise price.

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and adopt appropriate policies and procedures, including amendments and policies or procedures with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

14.	INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

15.	CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

16.	EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s stockholders.

17.	SECTION 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.